QuickLinks -- Click here to rapidly navigate through this document

Exhibit 10.1(g)

AMENDMENT NO. 7

        This AMENDMENT No. 7 dated as of March 31, 2005 ("Amendment No. 7"), is entered into by and among H&E EQUIPMENT SERVICES L.L.C., a Louisiana limited liability company ("H&E"), GREAT NORTHERN EQUIPMENT, INC., a Montana corporation ("Great Northern" and together with H&E, individually a "Borrower" and jointly, severally and collectively, the "Borrowers"), H&E HOLDINGS, L.L.C., a Delaware limited liability company, GNE INVESTMENTS, INC., a Washington corporation and H&E FINANCE CORP., a Delaware corporation, the persons designated as "Lenders" on the signature pages hereto, and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, as Agent.

        WHEREAS, Borrowers, the other Credit Parties, the Lenders (as defined therein) and Agent are party to the Credit Agreement dated as of June 17, 2002 (including all annexes, exhibits and schedules thereto, and as amended by Amendment No. 1 dated as of March 31, 2003, Amendment No. 2 dated as of May 14, 2003, Amendment No. 3 dated as of February 10, 2004, Amendment No. 4 dated as of October 26, 2004, Amendment No. 5 dated as of January 13, 2005 and Amendment No. 6 dated as of March 11, 2005, and as further amended, restated, supplemented or otherwise modified and in effect from time to time, "Original Credit Agreement"; all capitalized terms defined in the Original Credit Agreement and not otherwise defined herein have the meanings assigned to them in the Original Credit Agreement or in Annex A thereto); and

        WHEREAS, Borrowers and each Lender, subject to Section 3 hereof, wish to amend the Original Credit Agreement in the manner set forth below.

        NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, Borrowers, Credit Parties, each Lender and Agent agree as follows:

SECTION 1.
AMENDMENTS TO ORIGINAL CREDIT AGREEMENT

        Subject to the satisfaction of the conditions to effectiveness referred to in Section 3 hereof, the Original Credit Agreement is hereby amended as follows:

        Paragraph (d) of Annex E of the Original Credit Agreement is amended by adding the following new sentence to the end of such paragraph:

        Notwithstanding the other provisions of this clause (d), in the case of H&E Holdings' audited Financial Statements for the Fiscal Year ended December 31, 2004 and the accompanying written statement of H&E Holdings' independent public accountants required to be delivered in connection therewith, the Credit Parties shall be deemed to have complied with the requirements of this clause (d) if such Financial Statements and accompanying report are delivered on or before September 30, 2005.

SECTION 2.
CONSENTS AND WAIVERS.

1.
Waivers. The Borrowers hereby acknowledge and agree that certain Events of Default have occurred and are continuing under the Credit Agreement as a result of the Borrowers' failure to comply with Section 4.03 and 4.04(b) of the Senior Note Indenture and the Senior Subordinated Note Indenture as a result of the Borrowers' failure to timely comply the reporting requirements contained therein for the fiscal year ending December 31, 2004 (such Events of Default are hereinafter collectively referred to as the "Specified Events of Default"). The Borrowers request, and the Lenders and the Agent hereby agree to waive any Event of Default arising under Section 8.1(e)(ii) of the Credit Agreement arising as a result of the occurrence of the Specified Events of Default. The waivers set forth above are limited solely to the Events of Default described herein and shall not be deemed to be a waiver of any other Default or Event of Default.

2.
Lenders hereby consent to the amendment to the Senior Secured Note Indenture substantially in the form of Exhibit A attached hereto and the amendment to the Senior Subordinated Note Indenture substantially in the form of Exhibit B attached hereto.

SECTION 3.
CONDITIONS TO EFFECTIVENESS

        This Amendment No. 7 shall become effective on the date, which must be prior to March 31, 2005 (the "Effective Date") on which the following conditions shall have been satisfied:

  (a)
  Agent shall have received one or more counterparts of this Amendment No. 7 executed and delivered by Borrowers, the other Credit Parties, Agent and the Requisite Lenders; and

  (b)
  there shall be no continuing Default or Event of Default (after giving effect to the amendments contemplated by this Amendment No. 7), and the representations and warranties of the Borrowers contained in this Amendment No. 7 shall be true and correct in all material respects.

SECTION 4.
LIMITATION ON SCOPE

        Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions of the Loan Documents shall remain in full force and effect in accordance with their respective terms. The amendments set forth herein shall be limited precisely as provided for herein and shall not be deemed to be waivers of, amendments of, consents to or modifications of any term or provision of the Loan Documents or any other document or instrument referred to therein or of any transaction or further or future action on the part of Borrowers or any other Credit Party requiring the consent of Agent or Lenders except to the extent specifically provided for herein. Agent and Lenders have not and shall not be deemed to have waived any of their respective rights and remedies against Borrowers or any other Credit Party for any existing or future Defaults or Event of Default.

SECTION 5.
MISCELLANEOUS

  (a)
  Borrowers hereby represent and warrant as follows:

            (i)  this Amendment No. 7 has been duly authorized and executed by Borrowers and each other Credit Party, and the Original Credit Agreement, as amended by this Amendment No. 7, is the legal, valid and binding obligation of Borrowers and each other Credit Party that is a party thereto, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, moratorium and similar laws affecting the rights of creditors in general; and

           (ii)  Borrowers repeat and restate the representations and warranties of Borrowers contained in the Original Credit Agreement as of the date of this Amendment No. 7 and as of the Effective Date, except to the extent such representations and warranties relate to a specific date.

  (b)
  This Amendment No. 7 is being delivered in the State of New York.

  (c)
  Borrowers and the other Credit Parties hereby ratify and confirm the Original Credit Agreement as amended hereby, and agree that, as amended hereby, the Original Credit Agreement remains in full force and effect.

  (d)
  Borrowers and the other Credit Parties agree that all Loan Documents to which each such Person is a party remain in full force and effect notwithstanding the execution and delivery of this Amendment No. 7.

  (e)
  This Amendment No. 7 may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which counterparts together shall constitute but one and the same instrument.

  (f)
  All references in the Loan Documents to the "Credit Agreement" and in the Original Credit Agreement as amended hereby to "this Agreement," "hereof," "herein" or the like shall mean and refer to the Original Credit Agreement as amended by this Amendment No. 7 (as well as by all subsequent amendments, restatements, modifications and supplements thereto).

  (g)
  Each of the following provisions of the Original Credit Agreement is hereby incorporated herein by this reference with the same effect as though set forth in its entirety herein, mutatis mutandis, and as if "this Agreement" in any such provision read "this Amendment No. 7": Section 11.6, (Severability), Section 11.9 (Governing Law), Section 11.10 (Notices), Section 11.11 (Section Titles) Section 11.13 (Waiver of Jury Trial), Section 11.16 (Advice of Counsel) and Section 11.17 (No Strict Construction).

[SIGNATURE PAGES FOLLOW]

        WITNESS the due execution hereof by the respective duly authorized officers of the undersigned as of the date first written above.

BORROWERS:
H&E EQUIPMENT SERVICES, L.L.C.
By:
Name: Title:
GREAT NORTHERN EQUIPMENT, INC.
By:
Name: Title:
CREDIT PARTIES:
H&E HOLDINGS, L.L.C.
By:
Name: Title:
GNE INVESTMENTS, INC.
By:
Name: Title:
H&E FINANCE CORP.
By:
Name: Title:
AGENT AND LENDERS:
GENERAL ELECTRIC CAPITAL CORPORATION,
as Agent and a Lender By:
By:
Name: Title:

FLEET CAPITAL CORPORATION,
as a Lender
By:
Name: Title:
PNC BANK, NATIONAL ASSOCIATION,
as a Lender
By:
Name: Title:
LASALLE BUSINESS CREDIT, LLC,
as a Lender
By:
Name: Title:

QuickLinks

AMENDMENT NO. 7
SECTION 1. AMENDMENTS TO ORIGINAL CREDIT AGREEMENT
SECTION 2. CONSENTS AND WAIVERS.
SECTION 3. CONDITIONS TO EFFECTIVENESS
SECTION 4. LIMITATION ON SCOPE
SECTION 5. MISCELLANEOUS